EXHIBIT 99.1

Home BancShares, Inc. Announces Record Third Quarter Net Income

CONWAY, Ark., Oct. 15, 2009 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB), parent company of Centennial Bank, today announced record third quarter net income. Net income for the quarter ended September 30, 2009 was $7.2 million, a 10.3% increase over net income of $6.6 million for the third quarter of 2008. Diluted earnings per common share were $0.32 for both the third quarter of 2009 and 2008.

Because acquisitions are a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share were $0.33 and $0.34 for the third quarter of 2009 and 2008, respectively.

"This was a great quarter for our Company, especially considering the weak economy in our Florida market," said John Allison, Chairman. "There are a lot of positives for our Company; we have an improving efficiency ratio and net interest margin, healthy reserves and top of the line capital levels. Based upon the strong demand for our recent capital raise, the optimistic view we have in this company is also shared by others."

Operating Highlights

Net interest income for the third quarter of 2009 increased 8.3% to $23.7 million compared to $21.9 million for the third quarter of 2008. Net interest margin, on a fully taxable equivalent basis, was 4.26% in the quarter just ended compared to 3.82% in the third quarter of 2008, an increase of 44 basis points. The Company's third quarter 2009 net interest margin of 4.26% reflected an increase of 18 basis points from 4.08% in the second quarter of 2009. The Company's ability to improve pricing on our deposits and hold the decline of interest rates on loans to a minimum allowed the Company to improve net interest margin.

Non-interest income for the third quarter of 2009 was $7.6 million compared with $7.8 million of non-interest income for the third quarter of 2008, a decrease of $183,000 or 2.4%. The decrease in the third quarter of 2009 is primarily the result of a decline in mortgage origination volume, data processing fees and lower dividend yields.

Non-interest expense for the third quarter of 2009 was $17.1 million compared with $18.5 million for the third quarter of 2008. This marks a $1.4 million or 7.6% improvement when compared to the third quarter of 2008. Our core efficiency ratio improved 476 basis points to 51.44% for the third quarter of 2009 from the 56.20% reported in the second quarter of 2009. This improvement is associated with the on-going implementation of the efficiency study and the recently completed charter consolidation.

Financial Condition

Total loans were $1.97 billion at September 30, 2009 compared to $1.97 billion at September 30, 2008. Total deposits were $1.78 billion at September 30, 2009 compared to $1.91 billion at September 30, 2008. Total assets were $2.63 billion at September 30, 2009 compared to $2.65 billion at September 30, 2008.

Non-performing loans were $34.7 million as of September 30, 3009, of which $24.2 million were located in Florida. On a linked quarter basis, non-performing loans decreased approximately $600,000. Non-performing loans as a percent of total loans were 1.76% as of September 30, 2009 compared to 1.79% as of June 30, 2009. Non-performing assets were $53.9 million as of September 30, 2009, of which $36.7 million were located in Florida. Non-performing assets as a percent of total assets were 2.05% as of September 30, 2009 equal to the 2.05% reported for June 30, 2009. However, this is a 20 basis point improvement from the 2.25% we reported for August 31, 2009.

The Company's allowance for loan losses was $41.2 million at September 30, 2009, or 2.09% of total loans, compared to $36.4 million, or 1.85% of total loans, at September 30, 2008. As of September 30, 2009, the Company's allowance for loan losses equaled 119% of its total non-performing loans compared to 226% as of September 30, 2008.

Stockholders' equity was $446.5 million at September 30, 2009 compared to $291.0 million at September 30, 2008, an increase of $155.5 million. Book value per common share was $15.94 at September 30, 2009 compared to $14.68 at September 30, 2008.

New Branches

During 2009, the Company opened an Arkansas branch location in Heber Springs. Presently, the Company is evaluating additional opportunities but has no firm commitments for any additional de novo branch locations.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, October 15, 2009. Interested parties can listen to this call by calling 1-800-860-2442 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 434043, which will be available until October 23, 2009. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.'s financial results are included in its Form 10-K, filed with the Securities and Exchange Commission in March 2009.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Our wholly-owned subsidiary Centennial Bank provides a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. Centennial Bank has locations in central Arkansas, north central Arkansas, southern Arkansas, the Florida Keys and southwestern Florida. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB."

                                  Home BancShares, Inc.
                      Consolidated End of Period Balance Sheets
                                    (Unaudited)
                                   (In thousands)

                Sep. 30,   Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,
                  2009       2009       2009       2008       2008
               ---------- ---------- ---------- ---------- ----------
 ASSETS

 Cash and due
  from banks   $   39,036 $   41,531 $   41,396 $   46,765 $   50,445
 Interest-
  bearing
  deposits
  with other
  banks            84,921      4,553      9,025      7,403     10,290
               ---------- ---------- ---------- ---------- ----------
  Cash and
   cash
   equivalents    123,957     46,084     50,421     54,168     60,735
 Federal funds
  sold                660     31,805     15,510      7,865     28,347
 Investment
  securities -
  available
  for sale        315,269    309,989    334,916    355,244    381,564
 Loans
  receivable    1,971,039  1,972,704  1,966,572  1,956,232  1,967,923
 Allowance for
  loan losses     (41,210)   (41,804)   (40,822)   (40,385)   (36,372)
               ---------- ---------- ---------- ---------- ----------
  Loans
   receivable,
   net          1,929,829  1,930,900  1,925,750  1,915,847  1,931,551
 Bank premises
  and
  equipment,
  net              70,991     71,914     72,815     73,610     70,500
 Foreclosed
  assets held
  for sale         19,111     17,606     15,397      6,763      9,392
 Cash value of
  life
  insurance        51,742     51,249     50,676     50,201     49,731
 Investments
  in
  unconsolidated
  affiliates        1,424      1,424      1,424      1,424      1,424
 Accrued
  interest
  receivable       12,815     12,840     12,850     13,115     13,804
 Deferred tax
  asset, net       13,423     14,669     16,659     16,267     14,530
 Goodwill          53,039     53,039     53,138     50,038     50,038
 Core deposit
  and other
  intangibles       5,160      5,622      6,084      6,547      7,009
 Mortgage
  servicing
  rights            1,308      1,526      1,744      1,891      2,039
 Other assets      33,008     31,259     28,767     27,113     29,926
               ---------- ---------- ---------- ---------- ----------
  Total
   assets      $2,631,736 $2,579,926 $2,586,151 $2,580,093 $2,650,590
               ========== ========== ========== ========== ==========

 LIABILITIES
  AND STOCKHOLDERS'
  EQUITY

 Liabilities

  Deposits:
   Demand and
    non-
    interest-
    bearing    $  295,755 $  294,339 $  297,146 $  249,349 $  263,410
   Savings and
    interest-
    bearing
    transaction
    accounts      660,533    661,387    664,964    656,758    680,217
   Time
    deposits      823,997    876,339    874,337    941,801    969,444
               ---------- ---------- ---------- ---------- ----------
    Total
     deposits   1,780,285  1,832,065  1,836,447  1,847,908  1,913,071
 Federal funds
  purchased            --         --         --         --         --
 Securities
  sold under
  agreements
  to
  repurchase       63,264     65,232     74,478    113,389    108,350
 FHLB borrowed
  funds           282,550    277,640    277,827    282,975    278,182
 Accrued
  interest
  payable and
  other
  liabilities      11,594     14,105     11,034      5,202     12,350
 Subordinated
  debentures       47,507     47,530     47,552     47,575     47,598
               ---------- ---------- ---------- ---------- ----------
  Total
   liabilities  2,185,200  2,236,572  2,247,338  2,297,049  2,359,551
               ---------- ---------- ---------- ---------- ----------
 Stockholders'
  equity

 Preferred
  stock            49,230     49,185     49,139         --         --
 Common stock         249        199        199        199        198
 Capital
  surplus         349,429    255,009    254,501    253,581    252,836
 Retained
  earnings         46,074     40,704     37,126     32,639     43,310
 Accumulated
  other
  comprehensive
  gain (loss)       1,554     (1,743)    (2,152)    (3,375)    (5,305)
               ---------- ---------- ---------- ---------- ----------
  Total
   stockholders'
   equity         446,536    343,354    338,813    283,044    291,039
               ---------- ---------- ---------- ---------- ----------
  Total
   liabilities
   and
   stockholders'
   equity      $2,631,736 $2,579,926 $2,586,151 $2,580,093 $2,650,590
               ========== ========== ========== ========== ==========

 CAPITAL
  RATIOS

 Common equity
  to assets          15.1%      11.4%      11.2%      11.0%      11.0%
 Tangible
  common
  equity to
  tangible
  assets             13.2%       9.3%       9.1%       9.0%       9.0%

                                 Home BancShares, Inc.
                          Consolidated Statements of Income (Loss)
                                      (Unaudited)
                                    (In thousands)

                                       Quarter Ended
                     ------------------------------------------------
                     Sep. 30,  Jun. 30,  Mar. 31,  Dec. 31,  Sep. 30,
                       2009      2009      2009      2008      2008
                     --------  --------  --------  --------  --------
 Interest income

  Loans              $ 30,056  $ 29,389  $ 29,138  $ 30,527  $ 31,831
  Investment
   securities
   Taxable              1,768     2,252     2,653     2,870     2,982
   Tax-exempt           1,463     1,343     1,298     1,267     1,216
  Deposits - other
   banks                    7         8        12         6        35
  Federal funds sold        1         4         7        24        24
                     --------  --------  --------  --------  --------

 Total interest
  income               33,295    32,996    33,108    34,694    36,088
                     --------  --------  --------  --------  --------

 Interest expense

  Interest on
   deposits             6,489     7,131     8,118     9,700    10,752
  Federal funds
   purchased                2         2         2        14        79
  FHLB borrowed funds   2,379     2,359     2,390     2,382     2,239
  Securities sold
   under agreements
   to repurchase          126       124       111       173       394
  Subordinated
   debentures             623       659       676       800       769
                     --------  --------  --------  --------  --------

 Total interest
  expense               9,619    10,275    11,297    13,069    14,233
                     --------  --------  --------  --------  --------

 Net interest income   23,676    22,721    21,811    21,625    21,855
  Provision for loan
   losses               3,550     2,750     1,000    20,064     1,439
                     --------  --------  --------  --------  --------
 Net interest income
  after provision
  for loan losses      20,126    19,971    20,811     1,561    20,416
                     --------  --------  --------  --------  --------

 Non-interest income

  Service charges on
   deposit accounts     3,785     3,633     3,374     3,650     3,557
  Other service
   charges and fees     1,705     1,841     1,784     1,513     1,698
  Mortgage lending
   income                 488       815       880       629       695
  Mortgage servicing
   income                 171       191       200       199       206
  Insurance
   commissions            173       198       257       155       164
  Income from title
   services               150       151       140       145       141
  Increase in cash
   value of life
   insurance              495       574       477       471       544
  Dividends from
   FHLB, FRB &
   bankers' bank          114        99       107       126       194
  Equity in earnings
   of unconsolidated
   affiliate               --        --        --        --        --
  Gain on sale of
   equity investment       --        --        --        --        --
  Gain on sale of
   SBA loans               --        --        --        --        26
  Gain (loss) on
   sale of premises
   & equip, net           (21)      (19)        7       105        --
  Gain (loss) on
   OREO, net                4       (28)     (117)   (2,422)      (28)
  Gain (loss) on
   securities, net         --        (3)       --    (3,860)       --
  Other income            537       538       506     1,021       587
                     --------  --------  --------  --------  --------

 Total non-interest
  income                7,601     7,990     7,615     1,732     7,784
                     --------  --------  --------  --------  --------

 Non-interest
  expense

  Salaries and
   employee benefits    7,987     8,432     8,944     8,618     8,739
  Occupancy and
   equipment            2,706     2,667     2,677     2,800     2,825
  Data processing
   expense                827       844       807       942       815
  Other operating
   expenses             5,556     8,355     6,864     7,699     6,099
                     --------  --------  --------  --------  --------

 Total non-interest
  expense              17,076    20,298    19,292    20,059    18,478
                     --------  --------  --------  --------  --------

 Income (loss)
  before income
  taxes                10,651     7,663     9,134   (16,766)    9,722
  Income tax expense
   (benefit)            3,412     2,222     2,889    (7,386)    3,158
                     --------  --------  --------  --------  --------
 Net income (loss)      7,239     5,441     6,245    (9,380)    6,564
 Preferred stock
  dividends &
  accretion of
  discount on
  preferred stock         670       670       566        --        --
                     --------  --------  --------  --------  --------
 Net income (loss)
  available to
  common
  shareholders       $  6,569  $  4,771  $  5,679  $ (9,380) $  6,564
                     ========  ========  ========  ========  ========

                                                     (In thousands)
                                                   Nine Months Ended
                                                 --------------------
                                                  Sep. 30,   Sep. 30,
                                                    2009       2008
                                                 ---------  ---------
 Interest income

  Loans                                          $  88,583  $  97,285
  Investment securities

   Taxable                                           6,673      9,740
   Tax-exempt                                        4,104      3,583
  Deposits - other banks                                27        127
  Federal funds sold                                    12        289
                                                 ---------  ---------

 Total interest income                              99,399    111,024
                                                 ---------  ---------

 Interest expense

  Interest on deposits                              21,738     35,893
  Federal funds purchased                                6        168
  FHLB borrowed funds                                7,128      6,873
  Securities sold under
   agreements to repurchase                            361      1,349
  Subordinated debentures                            1,958      2,314
                                                 ---------  ---------

 Total interest expense                             31,191     46,597
                                                 ---------  ---------

 Net interest income                                68,208     64,427
    Provision for loan losses                        7,300      6,952
                                                 ---------  ---------
 Net interest income after
  provision for loan losses                         60,908     57,475
                                                 ---------  ---------

 Non-interest income

  Service charges on deposit accounts               10,792     10,006
  Other service charges and fees                     5,330      5,051
  Mortgage lending income                            2,183      2,142
  Mortgage servicing income                            562        654
  Insurance commissions                                628        620
  Income from title services                           441        498
  Increase in cash value of life insurance           1,546      1,642
  Dividends from FHLB, FRB & bankers' bank             320        702
  Equity in earnings of unconsolidated
   affiliate                                            --        102
  Gain on sale of equity investment                     --      6,102
  Gain on sale of SBA loans                             --        127
  Gain (loss) on sale of premises & equip, net         (33)        (2)
  Gain (loss) on OREO, net                            (141)      (458)
  Gain (loss) on securities, net                        (3)    (2,067)
  Other income                                       1,581      1,866
                                                 ---------  ---------

 Total non-interest income                          23,206     26,985
                                                 ---------  ---------
 Non-interest expense

  Salaries and employee benefits                    25,363     26,948
  Occupancy and equipment                            8,050      8,253
  Data processing expense                            2,478      2,434
  Other operating expenses                          20,775     18,023
                                                 ---------  ---------

 Total non-interest expense                         56,666     55,658
                                                 ---------  ---------

 Income (loss) before income taxes                  27,448     28,802
  Income tax expense (benefit)                       8,523      9,306
                                                 ---------  ---------
 Net income (loss)                                  18,925     19,496
 Preferred stock dividends & accretion of
  discount on preferred stock                        1,906         --
                                                 ---------  ---------
 Net income (loss) available to common
  shareholders                                   $  17,019  $  19,496
                                                 =========  =========

                                Home BancShares, Inc.
                            Selected Financial Information
                                    (Unaudited)
                         (Dollars and shares in thousands,
                              except per share data)

                                      Quarter Ended
                     ------------------------------------------------
                     Sep. 30,  Jun. 30,  Mar. 31,  Dec. 31,  Sep. 30,
                       2009      2009      2009      2008      2008
                     --------  --------  --------  --------  --------
 PER SHARE DATA

 Diluted earnings
  (loss) per common
  share              $   0.32  $   0.24  $   0.28  $  (0.46) $   0.32
 Diluted cash
  earnings (loss)
  per common share       0.33      0.25      0.30     (0.45)     0.34
 Basic earnings
  (loss) per common
  share                  0.32      0.24      0.29     (0.47)     0.32
 Dividends per
  share - common        0.060     0.060     0.060     0.065     0.060
 Book value per
  common share          15.94     14.78     14.58     14.25     14.68
 Tangible book value
  per common share      13.60     11.83     11.60     11.40     11.80

 STOCK INFORMATION

 Average common
  shares outstanding   20,480    19,888    19,863    19,840    19,814
 Average diluted
  shares outstanding   20,703    20,122    20,119    20,340    20,323
 End of period
  common shares
  outstanding          24,931    19,903    19,865    19,860    19,823

 ANNUALIZED
  PERFORMANCE RATIOS

 Return on average
  assets                 1.12%     0.84%     0.97%   -1.43%      1.00%
 Cash return on
  average assets         1.19%     0.91%     1.04%   -1.41%      1.07%
 Return on average
  common equity          8.46%     6.53%     8.02%  -12.80%      9.02%
 Cash return on
  average tangible
  common equity         10.89%     8.66%    10.50%  -15.43%     11.72%
 Efficiency ratio       51.44%    62.70%    62.16%    80.96%    59.25%
 Core efficiency
  ratio                 51.44%    56.20%    59.71%    59.33%    59.25%
 Net interest margin
  - FTE                  4.26%     4.08%     3.93%     3.78%     3.82%
 Fully taxable
  equivalent
  adjustment            1,023       923       865       848       768

 RECONCILIATION OF
  CASH EARNINGS
  (LOSS)

 GAAP net income
  (loss) available
  to common
  shareholders       $  6,569  $  4,771  $  5,679  $ (9,380) $  6,564
 Intangible
  amortization
  after-tax               282       281       281       281       281
                     --------  --------  --------  --------  --------
 Cash earnings
  (loss)             $  6,851  $  5,052  $  5,960  $ (9,099) $  6,845
                     ========  ========  ========  ========  ========

 GAAP diluted
  earnings (loss)
  per share          $   0.32  $   0.24  $   0.28  $  (0.46) $   0.32
 Intangible
  amortization
  after-tax              0.01      0.01      0.02      0.01      0.02
                     --------  --------  --------  --------  --------
 Diluted cash
  earnings (loss)
  per share          $   0.33  $   0.25  $   0.30  $  (0.45) $   0.34
                     ========  ========  ========  ========  ========

 OTHER OPERATING
  EXPENSES

 Advertising         $    567  $    856  $    600  $    669  $    670
 Merger expenses            2       896       742     1,775        --
 Amortization of
  intangibles             462       462       463       462       462
 Amortization of
  mortgage servicing
  rights                  218       218       147       147       148
 Electronic banking
  expense                 686       889       863       665       740
 Directors' fees          239       237       284       275       254
 Due from bank
  service charges         104       107       100        89        73
 FDIC and state
  assessment              913     1,949       965       479       524
 Insurance                278       271       297       241       244
 Legal and
  accounting               74       368       435       406       382
 Mortgage servicing
  expense                  75        78        72        77        59
 Other professional
  fees                    278       250       259       165       184
 Operating supplies       217       192       213       236       234
 Postage                  163       173       176       185       189
 Telephone                164       181       178       199       238
 Other expense          1,116     1,228     1,070     1,629     1,698
                     --------  --------  --------  --------  --------

  Total other
   operating
   expenses          $  5,556  $  8,355  $  6,864  $  7,699  $  6,099
                     ========  ========  ========  ========  ========

                                                 (Dollars and shares
                                                     in thousands,
                                                   except per share
                                                        data)
                                                   Nine Months Ended
                                                 --------------------

                                                  Sep. 30,   Sep. 30,
                                                    2009       2008
                                                 ---------  ---------

 PER SHARE DATA

 Diluted earnings (loss) per common share        $    0.84  $    0.96
 Diluted cash earnings (loss) per common share        0.88       1.00
 Basic earnings (loss) per common share               0.85       0.98
 Dividends per share - common                        0.180      0.157
 Book value per common share                         15.94      14.68
 Tangible book value per common share                13.60      11.80

 STOCK INFORMATION

 Average common shares outstanding                  20,079     19,808
 Average diluted shares outstanding                 20,319     20,309
 End of period common shares outstanding            24,931     19,823

 ANNUALIZED PERFORMANCE RATIOS

 Return on average assets                             0.98%      1.01%
 Cash return on average assets                        1.05%      1.08%
 Return on average common equity                      7.69%      9.09%
 Cash return on average tangible common equity       10.04%     11.86%
 Efficiency ratio                                    58.67%     57.95%
 Core efficiency ratio                               55.61%     59.30%
 Net interest margin - FTE                            4.09%      3.83%
 Fully taxable equivalent adjustment                 2,811      2,236

 RECONCILIATION OF CASH EARNINGS (LOSS)

 GAAP net income (loss) available to
  common shareholders                            $  17,019  $  19,496
 Intangible amortization after-tax                     844        843
                                                 ---------  ---------
 Cash earnings (loss)                            $  17,863  $  20,339
                                                 =========  =========

 GAAP diluted earnings (loss) per share          $    0.84  $    0.96
 Intangible amortization after-tax                    0.04       0.04
                                                 ---------  ---------
 Diluted cash earnings (loss) per share          $    0.88  $    1.00
                                                 =========  =========

 OTHER OPERATING EXPENSES

 Advertising                                     $   2,023  $   1,975
 Merger expenses                                     1,640         --
 Amortization of intangibles                         1,387      1,387
 Amortization of mortgage servicing rights             583        442
 Electronic banking expense                          2,438      2,315
 Directors' fees                                       760        716
 Due from bank service charges                         311        217
 FDIC and state assessment                           3,827      1,325
 Insurance                                             846        707
 Legal and accounting                                  877        978
 Mortgage servicing expense                            225        220
 Other professional fees                               787      1,461
 Operating supplies                                    622        723
 Postage                                               512        557
 Telephone                                             523        702
 Other expense                                       3,414      4,298
                                                 ---------  ---------

  Total other operating expenses                 $  20,775  $  18,023
                                                 =========  =========

                                Home BancShares, Inc.
                            Selected Financial Information
                                    (Unaudited)
                               (Dollars in thousands)

                 Sep. 30,   Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,
                   2009       2009       2009       2008       2008
                ---------- ---------- ---------- ---------- ----------
 LOAN BALANCES

 Real estate

  Commercial
   real estate
   loans

   Non-farm/
    non-
    residential $  812,195 $  794,675 $  814,353 $  816,603 $  798,447
   Construction/
    land
    development    353,645    347,028    336,941    320,398    339,691
   Agricultural     36,675     38,379     16,943     23,603     25,097
  Residential
   real estate
   loans

   Residential
    1-4 family     394,626    407,642    395,688    391,255    376,722
   Multifamily
    residential     63,025     72,673     61,751     56,440     61,341
                ---------- ---------- ---------- ---------- ----------
 Total real
  estate         1,660,166  1,660,397  1,625,676  1,608,299  1,601,298
 Consumer           40,288     41,814     43,354     46,615     49,600
 Commercial and
  industrial       220,511    224,043    250,172    255,153    255,933
 Agricultural       21,126     21,566     23,706     23,625     38,431
 Other              28,948     24,884     23,664     22,540     22,661
                ---------- ---------- ---------- ---------- ----------
  Total loans
   receivable
   before
   allowance
   for loan
   losses        1,971,039  1,972,704  1,966,572  1,956,232  1,967,923
 Allowance for
  loan losses       41,210     41,804     40,822     40,385     36,372
                ---------- ---------- ---------- ---------- ----------
 Total loans
  receivable,
  net           $1,929,829 $1,930,900 $1,925,750 $1,915,847 $1,931,551
                ========== ========== ========== ========== ==========

 Loans to
  deposits          110.71%    107.68%    107.09%    105.86%    102.87%

 ALLOWANCE FOR
  LOAN LOSSES

 Balance,
  beginning of
  period        $   41,804 $   40,822 $   40,385 $   36,372 $   36,563
 Loans charged
  off                4,491      2,324      1,015     16,141      1,673
 Recoveries of
  loans
  previously
  charged off          347        556        452         90         43
                ---------- ---------- ---------- ---------- ----------
    Net loans
     charged
     off             4,144      1,768        563     16,051      1,630
 Provision for
  loan losses        3,550      2,750      1,000     20,064      1,439
                ---------- ---------- ---------- ---------- ----------
 Balance, end
  of period     $   41,210 $   41,804 $   40,822 $   40,385 $   36,372
                ========== ========== ========== ========== ==========

 Net
  charge-offs
  to average
  loans               0.83%      0.36%      0.12%      3.23%      0.33%
 Allowance for
  loan losses
  to total loans      2.09%      2.12%      2.08%      2.06%      1.85%

 NON-PERFORMING
  ASSETS

 Non-performing
  loans

  Non-accrual
   loans        $   32,585 $   29,977 $   24,024 $   28,524 $   15,571
  Loans past
   due 90 days
   or more           2,089      5,291        284      1,374        490
                ---------- ---------- ---------- ---------- ----------
   Total
    non-
    performing
    loans           34,674     35,268     24,308     29,898     16,061
                ---------- ---------- ---------- ---------- ----------
 Other
  non-performing
  assets
  Foreclosed
   assets held
   for sale         19,111     17,606     15,397      6,763      9,392
  Non-accrual
   investments          --         --         --         --      3,860
  Other
   non-
   performing
   assets              128          2          2         16         13
                ---------- ---------- ---------- ---------- ----------
   Total other
    non-
    performing
    assets          19,239     17,608     15,399      6,779     13,265
                ---------- ---------- ---------- ---------- ----------
   Total
    non-
    performing
    assets      $   53,913 $   52,876 $   39,707 $   36,677 $   29,326
                ========== ========== ========== ========== ==========

 Allowance for
  loan losses
  to non-
  performing
  loans             118.85%    118.53%    167.94%    135.08%    226.46%
 Non-performing
  loans to
  total loans         1.76%      1.79%      1.24%      1.53%      0.82%
 Non-performing
  assets to
  total assets        2.05%      2.05%      1.54%      1.42%      1.11%

                        Home BancShares, Inc.
                   Consolidated Net Interest Margin
                             (Unaudited)

                                  Three Months Ended
                ------------------------------------------------------
                    September 30, 2009             June 30, 2009
                --------------------------  --------------------------
 (Dollars in     Average   Income/  Yield/    Average  Income/  Yield/
  thousands)     Balance   Expense   Rate     Balance  Expense   Rate
 -----------    ---------- -------  ------  ---------- -------  ------

    ASSETS
    ------
 Earning assets
  Interest-
   bearing
   balances due
   from banks   $    5,860 $     7   0.47%$      5,854 $     8   0.55%
  Federal funds
   sold              2,056       1   0.19%      11,513       4   0.14%
  Investment
   securities -
   taxable         173,940   1,768   4.03%     209,597   2,252   4.31%
  Investment
   securities -
   non-taxable -
   FTE             137,653   2,343   6.75%     120,364   2,146   7.15%
  Loans
   receivable -
   FTE           1,979,967  30,199   6.05%   1,979,837  29,509   5.98%
                ---------- -------          ---------- -------
   Total
    interest-
    earning
    assets       2,299,476  34,318   5.92%   2,327,165  33,919   5.85%
                           -------                     -------
  Non-earning
   assets          271,871                     263,118
                ----------                  ----------
   Total assets $2,571,347                  $2,590,283
                ==========                  ==========

 LIABILITIES AND
  SHAREHOLDERS'
    EQUITY
 ---------------
 Liabilities
  Interest-
   bearing
   liabilities
   Savings and
    interest-
    bearing
    transaction
    account      $ 663,387 $ 1,138   0.68%  $  674,055 $ 1,176   0.70%
   Time deposits   843,286   5,351   2.52%     872,895   5,955   2.74%
                ---------- -------          ---------- -------
    Total
     interest-
     bearing
     deposits    1,506,673   6,489   1.71%   1,546,950   7,131   1.85%
  Federal funds
   purchased         2,847       2   0.28%       5,103       2   0.16%
  Securities
   sold under
   agreement to
   repurchase       63,989     126   0.78%      72,037     124   0.69%
  FHLB borrowed
   funds           288,406   2,379   3.27%     277,702   2,359   3.41%
  Subordinated
   debentures       47,520     623   5.20%      47,543     659   5.56%
                ---------- -------          ---------- -------
   Total
    interest-
    bearing
    liabilities  1,909,435   9,619   2.00%   1,949,335  10,275   2.11%
                           -------                     -------
  Non-interest
   bearing
   liabilities
   Non-interest
    bearing
    deposits       290,435                     285,637
   Other
    liabilities     14,371                      13,219
                ----------                  ----------
    Total
     liabilities 2,214,241                   2,248,191
 Shareholders'
  equity           357,106                     342,092
                ----------                  ----------
   Total
    liabilities
    and
    shareholders'
    equity      $2,571,347                  $2,590,283
                ==========                  ==========
 Net interest
  spread                             3.92%                       3.74%
 Net interest
  income and
  margin - FTE             $24,699   4.26%             $23,644   4.08%
                           =======                     =======

                        Home BancShares, Inc.
                   Consolidated Net Interest Margin
                             (Unaudited)

                                 Nine Months Ended
                ------------------------------------------------------
                    September 30, 2009          September 30, 2008
                --------------------------  --------------------------
 (Dollars in     Average   Income/  Yield/    Average  Income/  Yield/
  thousands)     Balance   Expense   Rate     Balance  Expense   Rate
 -----------    ---------- -------- ------  ---------- -------- ------
   ASSETS
   ------
 Earning assets
  Interest-
   bearing
   balances due
   from banks   $    6,762 $     27  0.53%  $    5,795 $    127  2.93%
  Federal funds
   sold              9,095       12  0.18%      15,640      289  2.47%
  Investment
   securities -
   taxable         202,333    6,673  4.41%     289,059    9,740  4.50%
  Investment
   securities -
   non-taxable -
   FTE             127,333    6,553  6.88%     111,206    5,645  6.78%
  Loans
   receivable -
   FTE           1,975,626   88,945  6.02%   1,903,891   97,459  6.84%
                ---------- --------         ---------- --------
   Total
    interest-
    earning
    assets       2,321,149  102,210  5.89%   2,325,591  113,260  6.51%
                           --------                    --------
  Non-earning
   assets          265,375                     248,976
                ----------                  ----------
   Total assets $2,586,524                  $2,574,567
                ==========                  ==========

 LIABILITIES AND
  SHAREHOLDERS'
    EQUITY
 ---------------
 Liabilities
 Interest-
  bearing
  liabilities
  Savings and
   interest-
   bearing
   transaction
   accounts     $  668,227 $  3,599  0.72%  $  679,667 $  8,822  1.73%
  Time deposits    876,304   18,139  2.77%     927,573   27,071  3.90%
                ---------- --------         ---------- --------
   Total
    interest-
    bearing
    deposits     1,544,531   21,738  1.88%   1,607,240   35,893  2.98%
  Federal funds
   purchased         3,910        6  0.21%       8,700      168  2.58%
  Securities
   sold under
   agreement to
   repurchase       73,509      361  0.66%     112,612    1,349  1.60%
  FHLB borrowed
   funds           282,356    7,128  3.38%     257,786    6,873  3.56%
  Subordinated
   debentures       47,543    1,958  5.51%      47,634    2,314  6.49%
                ---------- --------         ---------- --------
   Total
    interest-
    bearing
    liabilities  1,951,849   31,191  2.14%   2,033,972   46,597  3.06%
                           --------                    --------
  Non-interest
   bearing
   liabilities
   Non-interest
    bearing
    deposits       280,317                     240,449
   Other
    liabilities     11,816                      13,527
                ----------                  ----------
    Total
     liabilities 2,243,982                   2,287,948
 Shareholders'
  equity           342,542                     286,619
                ----------                  ----------
   Total
    liabilities
    and
    shareholders'
    equity      $2,586,524                  $2,574,567
                ==========                  ==========
 Net interest
  spread                             3.75%                       3.45%
 Net interest
  income and
  margin - FTE             $ 71,019  4.09%             $ 66,663  3.83%
                           ========                    ========

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770